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                                                                   EXHIBIT 10.79


                             TERMINATION AGREEMENT

        This Termination Agreement is made as of July 3, 1997, between DMX, Inc., a Delaware corporation ("DMX"), and DMX-Europe N.V., a Netherlands corporation ("DMX-NV").

        WHEREAS, DMX and DMX-NV entered into the Technology License and Services Agreement dated May 19, 1993 (the "Technology Agreement");

        NOW THEREFORE, the parties agree as follows:

        1. The Technology Agreement is terminated by mutual agreement of DMX and DMX-NV pursuant to Section 17.2(a) of the Technology Agreement.

        2. Each of DMX and DMX-NV mutually release the other from any obligation or liability under the Technology Agreement.

        IN WITNESS WHEREOF, the parties hereto have entered into this Termination Agreement as of the date first set forth above.

                                        DMX Inc.,
                                        a Delaware corporation


                                        By /s/ JOANNE WENDY KIM
                                          ------------------------------
                                           Its
                                              --------------------------

                                        DMX-Europe N.V.,
                                        a Netherlands corporation

                                        By /s/ LANCE THOMAS
                                          ------------------------------
                                           Its SOLE DIRECTOR
                                              --------------------------

                                        DMX-Europe (UK) Limited,
                                        a United Kingdom Company

                                        By /s/ LANCE THOMAS
                                          ------------------------------
                                           Its SOLE DIRECTOR
                                              --------------------------